News Release
Artio Global Investors Inc.

Artio Global Investors Reports Third Quarter 2010 Results;
Announces Quarterly Dividend of $0.06 Per Share

NEW YORK, NY, October 28, 2010 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended September 30, 2010.

Financial Highlights

•
Adjusted[1] net income attributable to Artio Global Investors (“adjusted net income”) of $23.8 million, or $0.40 per diluted share, for the third quarter of 2010 (GAAP net income attributable to Artio Global Investors of $20.0 million, or $0.34 per diluted share)

•	Assets under management of $53.9 billion as of September 30, 2010

•	Investment management fees of $80.2 million for the third quarter of 2010

•	Effective fee rate[2] of 62.4 basis points for the third quarter of 2010

•	Adjusted operating margin of 52.5% for the third quarter of 2010

•	Quarterly dividend of $0.06 per share on Class A and Class C common stock

The Company’s adjusted results for the three and nine months ended September 30, 2009 and 2010, and the three months ended June 30, 2010, assume the Principals’3 non-controlling interests have been fully exchanged for shares of Class A common stock and exclude the effects of the amortization of restricted stock units granted at the time of the initial public offering (“IPO”).  Adjusted results for the three and nine months ended September 30, 2009, also exclude costs associated with the reorganization of the Company’s ownership structure in connection with the IPO and costs relating to the Principals’ former compensation structure.  Adjusted results are presented to provide more meaningful comparisons between periods.

[1]	See Exhibits 3-5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its Non-GAAP adjusted results (“adjusted”).
[2]	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
[3]	Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer, and Rudolph-Riad Younes, Head of International Equity, are collectively referred to as the “Principals”.

For the third quarter of 2010, Artio Global reported adjusted net income of $23.8 million, or $0.40 per diluted share, a decrease of 3% and 2%, respectively, from adjusted net income of $24.4 million, or $0.41 per diluted share, for the second quarter of 2010, and a decrease in each case of 15% from adjusted net income of $28.0 million, or $0.47 per diluted share, for the third quarter of 2009.

On a GAAP basis, net income for the third quarter of 2010 was $20.0 million, or $0.34 per diluted share, an increase of 6% and a decrease of 11%, respectively, from net income of $19.0 million, or $0.38 per diluted share, for the second quarter of 2010, and an increase from a net loss of $412.4 million, or $9.81 per diluted share, for the third quarter of 2009.

For the first nine months of 2010, Artio Global reported adjusted net income of $75.7 million, or $1.26 per diluted share, an increase in each case of 10% from adjusted net income of $68.8 million, or $1.15 per diluted share, for the first nine months of 2009.

On a GAAP basis, net income for the first nine months of 2010 was $57.8 million, or $1.13 per diluted share, an increase from a net loss of $404.0 million, or $9.62 per diluted share, for the first nine months of 2009.

The following tables compare the Company’s GAAP results and adjusted results.  See Exhibits 3 – 5 of this news release for a reconciliation of GAAP results to adjusted results.

	Three Months Ended (in millions, except per share amounts)
	Sep. 30, 2010	Sep. 30, 2009	% Change	Jun. 30, 2010	% Change
Revenue[4], GAAP	$80.9	$84.5	(4)%	$83.3	(3)%
Operating income (loss), GAAP	$39.9	$(298.3)	113%	$42.6	(6)%
Operating income, adjusted	$42.5	$42.5	0%	$45.3	(6)%
Net income (loss) attributable to Artio Global Investors, GAAP	$20.0	$(412.4)	105%	$19.0	6%
Adjusted net income	$23.8	$28.0	(15)%	$24.4	(3)%
Diluted EPS, GAAP	$0.34	$(9.81)	103%	$0.38	(11)%
Diluted EPS, adjusted	$0.40	$0.47	(15)%	$0.41	(2)%

	Nine Months Ended (in millions, except per share amounts)
	Sep. 30, 2010	Sep. 30, 2009	% Change
Revenue[4], GAAP	$249.9	$217.8	15%
Operating income (loss), GAAP	$128.2	$(281.7)	146%
Operating income, adjusted	$136.5	$116.1	18%
Net income (loss) attributable to Artio Global Investors, GAAP	$57.8	$(404.0)	114%
Adjusted net income	$75.7	$68.8	10%
Diluted EPS, GAAP	$1.13	$(9.62)	112%
Diluted EPS, adjusted	$1.26	$1.15	10%

[4]	Represents total revenues and other operating income.

Business Highlights5

•	The Company launched the Artio Global Credit Opportunities Fund in the third quarter utilizing $19.0 million of Company seed capital

•	Four of the Company’s five eligible mutual funds[6] were in the top third of Lipper performance rankings for the five-year period ended September 30, 2010

•	Five of the Company’s nine mutual funds[7], representing over 99% of mutual fund assets, were rated four or five stars by Morningstar, as of September 30, 2010

•	Net client cash outflows were $1.4 billion for the third quarter of 2010

Management Commentary

“Buoyed by favorable market conditions, market appreciation more than offset net outflows during the third quarter, while adjusted earnings per share were essentially unchanged from the prior quarter,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer.

“We continued to generate strong free cash flow, enabling us to build additional working capital to further strengthen our balance sheet, repurchase stock, announce a quarterly dividend and seed a new product initiative during the third quarter.”

Third Quarter of 2010 Comparison with Third Quarter of 2009

Assets Under Management8 and Net Client Cash Flows

Assets under management were $53.9 billion as of September 30, 2010, down $1.9 billion, or 3%, from $55.8 billion as of September 30, 2009, due to net client cash outflows, partly offset by market appreciation.

[5]	See section entitled “Fund Performance and Other Disclaimers” and Exhibit 8 of this news release for further information about Lipper and Morningstar rankings.
[6]	Class I mutual fund shares with a five-year track record; other classes may have different performance characteristics.
[7]	Class I mutual fund shares; other classes may have different performance characteristics.
[8]	Assets under management information excludes legacy activities.

Net client cash outflows for the third quarter of 2010 were $1.4 billion, driven primarily by net client cash outflows from our International Equity I and II strategies and our High Grade Fixed Income strategy, partly offset by net client cash inflows into our High Yield strategy9.

Revenues and Other Operating Income

Revenues and other operating income for the third quarter of 2010 totaled $80.9 million, down 4% from $84.5 million for the third quarter of 2009.  The decrease was driven primarily by lower investment management fees, which were $80.2 million for the third quarter of 2010, down 4% from $83.5 million for the third quarter of 2009, due primarily to a decline in the effective fee rate and lower average assets under management.

Expenses

Employee Compensation and Benefits

For the third quarter of 2010, adjusted employee compensation and benefits expenses were $22.2 million, down 1% from $22.3 million for the third quarter of 2009, due primarily to lower incentive compensation accruals, partly offset by higher salary and benefits costs resulting from an increase in headcount.

GAAP employee compensation and benefits expenses for the third quarter of 2010 were $24.8 million, down 93% from $363.1 million for the third quarter of 2009.  The decrease was due primarily to compensation expenses incurred in the third quarter of 2009, most of which related to the IPO, including the change in redemption value of Class B profits interests, the tax receivable agreement and the allocation of Class B profits interests.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the third quarter of 2010 were $5.0 million, up 12% from $4.5 million for the third quarter of 2009, driven primarily by higher shareholder servicing costs and higher marketing expenses.

[9]	See Exhibit 7 for more information on “Assets under Management by Investment Strategy”.

General and Administrative Expenses

General and administrative expenses for the third quarter of 2010 were $11.2 million, down 26% from $15.2 million for the third quarter of 2009, driven primarily by professional fees associated with the IPO in the third quarter of 2009, and the absence of license fees, which ceased following the IPO, partly offset by an increase in costs related to client-related trading errors.

Income Taxes

For the third quarter of 2010, the adjusted effective tax rate was 43.4%, 9.1 percentage points higher than the 34.3% adjusted effective tax rate for the third quarter of 2009.  The increase was due primarily to true-ups recorded in the third quarter of 2009, related to 2008 tax expense and 2009 year-to-date accruals to reflect a lower apportionment of income for state and local tax purposes, which was partially offset by an increase in certain non-deductible professional fees incurred in connection with the IPO.

GAAP income tax expense of $18.7 million for the third quarter of 2010 decreased 84% from $114.0 million for the third quarter of 2009, due primarily to a non-cash expense of $110.3 million recorded in the third quarter of 2009, related to the de-recognition of a deferred tax asset associated with the reorganization of the Company’s ownership structure in connection with the IPO.

Third Quarter of 2010 Comparison with Second Quarter of 2010

Assets Under Management

Assets under management were $53.9 billion as of September 30, 2010, an increase of $4.9 billion, or 10%, from $49.0 billion as of June 30, 2010, due to market appreciation, partly offset by net client cash outflows.

Revenues and Other Operating Income

Revenues and other operating income for the third quarter of 2010 totaled $80.9 million, down 3% from $83.3 million for the second quarter of 2010, driven primarily by lower investment management fees, partly offset by gains on securities held for deferred compensation as compared to losses in the second quarter of 2010.  Investment management fees were $80.2 million for the third quarter of 2010, down 4% from $83.8 million for the second quarter of 2010, due to a decline in average assets under management, partly offset by one additional calendar day in the third quarter of 2010.

Expenses

Employee Compensation and Benefits

For the third quarter of 2010, adjusted employee compensation and benefits expenses were $22.2 million, up 1% from $22.0 million for the second quarter of 2010.

GAAP employee compensation and benefits expenses for the third quarter of 2010 were $24.8 million, up 1% from $24.6 million for the second quarter of 2010.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the third quarter of 2010 were $5.0 million, a decrease of 10% from $5.6 million for the second quarter of 2010, driven by a decrease in shareholder servicing costs resulting primarily from lower average assets under management and a decline in marketing expenses.

General and Administrative Expenses

General and administrative expenses of $11.2 million for the third quarter of 2010, increased 7% from $10.4 million for the second quarter of 2010, driven primarily by higher costs related to client-related trading errors, partly offset by lower professional fees, as the second quarter of 2010 included fees associated with the secondary offering of our shares conducted during that quarter.

Income Taxes

For the third quarter of 2010, the adjusted effective tax rate was 43.4%, 1.8 percentage points lower than the 45.2% adjusted effective tax rate for the second quarter of 2010.  The decrease was due primarily to true-ups recorded in the second quarter of 2010, related to prior years’ state and local amended tax returns and the non-deductibility of secondary offering related expenses.

The GAAP effective tax rate was 47.4% for the third quarter of 2010, 9.6 percentage points higher than the 37.8% GAAP effective tax rate for the second quarter of 2010, due primarily to an increase in the proportion of pre-tax income subject to federal and state taxes, and a write-off of deferred tax assets related to the vesting of restricted stock units at a price below their grant date fair value.

Liquidity and Capital

As of September 30, 2010, the Company had cash and cash equivalents, excluding amounts held in consolidated investment products, of $49.0 million, marketable securities held for deferred compensation of $9.7 million and an undrawn $50.0 million committed revolving credit facility.  During the third quarter, the Company made its final distribution payable of $40.1 million to GAM Holding Ltd., its former sole stockholder, declared prior to the IPO.

Total equity on the Statement of Financial Position was $85.7 million as of September 30, 2010, compared to $4.0 million as of December 31, 2009.

Shares

As of September 30, 2010, shares of Class A and Class C common stock outstanding totaled 58,776,972.

For purposes of calculating adjusted earnings per diluted share, all of the Principals’ New Class A Units, held in the intermediate holding company as of the beginning of the quarter, are assumed to have been fully exchanged into shares of Class A common stock on the first day of the quarter.

In connection with the 1,000,000 share repurchase program previously announced, the Company repurchased and retired 531,200 shares of Class A common stock in the third quarter of 2010 at an average price of $14.99.

Dividend

On October 25, 2010, the Board of Directors declared a dividend of $0.06 per share on the Class A and Class C common stock for the third quarter of 2010, which is payable on November 23, 2010, to stockholders of record as of the close of business on November 10, 2010.

*          *          *          *

Teleconference and Webcast Details

Artio Global’s management will host a conference call for analysts and investors to review third quarter 2010 results, today, October 28, 2010, beginning at 8:00 a.m. (Eastern Time).  The call can be accessed by dialing +1-888-680-0860 (inside the United States) or +1-617-213-4852 (outside the United States).  The number should be dialed at least ten minutes prior to the start of the call.  The passcode for the call will be 80728240.  A simultaneous webcast (on a listen-only basis), as well as an audio replay of the call will be available to the public on the Investor Relations page of Artio Global’s website at www.ir.ArtioGlobal.com.

*          *          *          *

About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC (“Artio Global Management”), a registered investment adviser headquartered in New York City that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients.

Best known for International Equities, Artio Global Management also offers a select group of other investment strategies, including High Grade Fixed Income, High Yield and Global Equity, as well as a series of US Equity strategies. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and SEC-registered mutual funds.

Since 1995, our investment professionals have built a successful long-term track record by taking an unconventional approach to investing. Based on a philosophy of style-agnostic investing across a broad range of opportunities, we have consistently pursued a global approach that we believe provides critical insights, thereby adding value for clients over the long term.

For more information, please visit www.artioglobal.com.

*          *          *          *

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related prepared remarks do, contain forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, our adjusted compensation ratio, future tax rate, free cash flow and declaration of dividends.  These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s registration statement on Form S-1 (File No. 333-166992) filed with the Securities and Exchange Commission on May 21, 2010, as amended. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release and the related prepared remarks speak only as of the date of this news release. The related prepared remarks may contain information about the Company subsequent to September 30, 2010.  The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

*          *          *          *

Contacts

Investor Relations:	Media Relations:
Peter Sands	Neil Shapiro
Head of Investor Relations	Intermarket Communications
+1 212 297 3891	+1 212 754 5423
ir@artioglobal.com	nshapiro@Intermarket.com

*          *          *          *

Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with a five-year track record only.  Other classes may have different performance characteristics.  Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record.  For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  This investment's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating.

Data presented reflects past performance, which is no guarantee of future results. © 2010 Morningstar, Inc. All Rights Reserved.

This news release is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 1
Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2009
Revenues and other operating income:
Investment management fees	$80,173	$83,477	$83,841	(4)%	(4)%	$249,301	$216,053	15%
Net gains (losses) on securities held for deferred compensation	722	977	(461)	(26)%	NM	582	1,689	(66)%
Foreign currency gains (losses)	35	34	(45)	3%	178%	13	66	(80)%
Total revenues and other operating income	80,930	84,488	83,335	(4)%	(3)%	249,896	217,808	15%

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	24,772	22,390	24,647	11%	1%	74,588	57,307	30%
Allocation of Class B profits interests	-	12,191	-	(100)%	NM	-	33,663	(100)%
Change in redemption value of Class B profits interests	-	230,572	-	(100)%	NM	-	266,110	(100)%
Tax receivable agreement	-	97,909	-	(100)%	NM	-	97,909	(100)%
Total employee compensation and benefits	24,772	363,062	24,647	(93)%	1%	74,588	454,989	(84)%
Shareholder servicing and marketing	5,031	4,502	5,598	12%	(10)%	15,177	11,710	30%
General and administrative	11,224	15,228	10,445	(26)%	7%	31,954	32,806	(3)%
Total expenses	41,027	382,792	40,690	(89)%	1%	121,719	499,505	(76)%

Operating income (loss) before income tax expense	39,903	(298,304)	42,645	113%	(6)%	128,177	(281,697)	146%

Non-operating income (loss)	(431)	122	(648)	NM	33%	(1,740)	(211)	NM
Income (loss) before income tax expense	39,472	(298,182)	41,997	113%	(6)%	126,437	(281,908)	145%

Income taxes	18,717	113,980	15,892	(84)%	18%	49,376	121,854	(59)%
Net income (loss)	20,755	(412,162)	26,105	105%	(20)%	77,061	(403,762)	119%

Net income attributable to non-controlling interests	756	261	7,150	190%	(89)%	19,239	261	NM
Net income (loss) attributable to Artio Global Investors	$19,999	$(412,423)	$18,955	105%	6%	$57,822	$(404,023)	114%

Net income (loss) per share attributable to Artio Global Investors:
Basic	$0.34	$(9.81)	$0.38	103%	(11)%	$1.14	$(9.62)	112%
Diluted	$0.34	$(9.81)	$0.38	103%	(11)%	$1.13	$(9.62)	112%

Weighted average shares used in net income (loss) per share attributable to Artio Global Investors:
Basic	58,678,738	42,052,324	49,425,061	40%	19%	50,906,739	42,017,441	21%
Diluted (6)	59,012,436	42,052,324	60,322,994	40%	(2)%	51,136,951	42,017,441	22%

NM - Not Meaningful

Assets under management ($ in millions) (1)	$53,860	$55,798	$48,995	(3)%	10%	$53,860	$55,798	(3)%

Average assets under management ($ in millions) (1) (2)	$51,004	$51,793	$53,001	(2)%	(4)%	$52,945	$46,051	15%

Effective fee rate (basis points) (3)	62.4	63.9	63.4			63.0	62.7

Effective tax rate	47.4%	NM	37.8%			39.1%	NM

Employee compensation and benefits as a percentage of total revenues and other operating income (4)	30.6%	NM	29.6%			29.8%	NM

Operating margin (5)	49.3%	NM	51.2%			51.3%	NM

1.	Excludes legacy activities.
2.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
3.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
4.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
5.	Calculated as operating income before income tax expense divided by total revenues and other operating income.
6.	The effect of the assumed conversion of the Principals' Class A units was antidilutive for the three and nine months ended Sep. 30, 2009 and 2010.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 2
Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2009
Revenues and other operating income:
Investment management fees	$80,173	$83,477	$83,841	(4)%	(4)%	$249,301	$216,053	15%
Net gains (losses) on securities held for deferred compensation	722	977	(461)	(26)%	NM	582	1,689	(66)%
Foreign currency gains (losses)	35	34	(45)	3%	178%	13	66	(80)%
Total revenues and other operating income	80,930	84,488	83,335	(4)%	(3)%	249,896	217,808	15%

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	22,177	22,303	22,037	(1)%	1%	66,222	57,220	16%
Allocation of Class B profits interests	-	-	-	NM	NM	-	-	NM
Change in redemption value of Class B profits interests	-	-	-	NM	NM	-	-	NM
Tax receivable agreement	-	-	-	NM	NM	-	-	NM
Total employee compensation and benefits	22,177	22,303	22,037	(1)%	1%	66,222	57,220	16%
Shareholder servicing and marketing	5,031	4,502	5,598	12%	(10)%	15,177	11,710	30%
General and administrative	11,224	15,228	10,445	(26)%	7%	31,954	32,806	(3)%
Total expenses	38,432	42,033	38,080	(9)%	1%	113,353	101,736	11%

Operating income before income tax expense	42,498	42,455	45,255	0%	(6)%	136,543	116,072	18%

Non-operating income (loss)	(431)	122	(648)	NM	33%	(1,740)	(211)	NM
Income before income tax expense	42,067	42,577	44,607	(1)%	(6)%	134,803	115,861	16%

Income taxes	18,267	14,600	20,162	25%	(9)%	59,121	47,019	26%
Net income	23,800	27,977	24,445	(15)%	(3)%	75,682	68,842	10%

Net income attributable to non-controlling interests	-	-	-	NM	NM	-	-	NM
Net income attributable to Artio Global Investors	$23,800	$27,977	$24,445	(15)%	(3)%	$75,682	$68,842	10%

Net income per diluted share attributable to Artio Global Investors	$0.40	$0.47	$0.41	(15)%	(2)%	$1.26	$1.15	10%

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	60,212,436	60,000,994	60,322,994	0%	0%	60,240,248	60,000,331	0%

NM - Not Meaningful

Assets under management ($ in millions) (1)	$53,860	$55,798	$48,995	(3)%	10%	$53,860	$55,798	(3)%

Average assets under management ($ in millions) (1) (2)	$51,004	$51,793	$53,001	(2)%	(4)%	$52,945	$46,051	15%

Effective fee rate (basis points) (3)	62.4	63.9	63.4			63.0	62.7

Effective tax rate	43.4%	34.3%	45.2%			43.9%	40.6%

Employee compensation and benefits as a percentage of total revenues and other operating income (4)	27.4%	26.4%	26.4%			26.5%	26.3%

Operating margin (5)	52.5%	50.2%	54.3%			54.6%	53.3%

1.	Excludes legacy activities.
2.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
3.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
4.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
5.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 3
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Sep. 30, 2010				Three Months Ended Sep. 30, 2009				Three Months Ended Jun. 30, 2010
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$80,173	$-		$80,173	$83,477	$-		$83,477	$83,841	$-		$83,841
Net gains (losses) on securities held for deferred compensation	722	-		722	977	-		977	(461)	-		(461)
Foreign currency gains (losses)	35	-		35	34	-		34	(45)	-		(45)
Total revenues and other operating income	80,930	-		80,930	84,488	-		84,488	83,335	-		83,335

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	24,772	(2,595	) (a)	22,177	22,390	(87	) (a)	22,303	24,647	(2,610	) (a)	22,037
Allocation of Class B profits interests	-	-		-	12,191	(12,191	) (b)	-	-	-		-
Change in redemption value of Class B profits interests	-	-		-	230,572	(230,572	) (b)	-	-	-		-
Tax receivable agreement	-	-		-	97,909	(97,909	) (c)	-	-	-		-
Total employee compensation and benefits	24,772	(2,595)		22,177	363,062	(340,759)		22,303	24,647	(2,610)		22,037
Shareholder servicing and marketing	5,031	-		5,031	4,502	-		4,502	5,598	-		5,598
General and administrative	11,224	-		11,224	15,228	-		15,228	10,445	-		10,445
Total expenses	41,027	(2,595)		38,432	382,792	(340,759)		42,033	40,690	(2,610)		38,080

Operating income (loss) before income tax expense	39,903	2,595		42,498	(298,304)	340,759		42,455	42,645	2,610		45,255

Non-operating income (loss)	(431)	-		(431)	122	-		122	(648)	-		(648)
Income (loss) before income tax expense	39,472	2,595		42,067	(298,182)	340,759		42,577	41,997	2,610		44,607

Income taxes	18,717	(450	) (d)	18,267	113,980	(99,380	) (d)	14,600	15,892	4,270	(d)	20,162
Net income (loss)	20,755	3,045		23,800	(412,162)	440,139		27,977	26,105	(1,660)		24,445

Net income attributable to non-controlling interests	756	(756	) (e)	-	261	(261	) (e)	-	7,150	(7,150	) (e)	-
Net income (loss) attributable to Artio Global Investors	$19,999	$3,801		$23,800	$(412,423)	$440,400		$27,977	$18,955	$5,490		$24,445

Net income (loss) per diluted share attributable to Artio Global Investors	$0.34			$0.40	$(9.81)			$0.47	$0.38			$0.41

Weighted average diluted shares used in net income (loss) per share attributable to Artio Global Investors	59,012,436	1,200,000	(f)	60,212,436	42,052,324	17,948,670	(f)	60,000,994	60,322,994	-		60,322,994

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 4
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Nine Months Ended Sep. 30, 2010				Nine Months Ended Sep. 30, 2009
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$249,301	$-		$249,301	$216,053	$-		$216,053
Net gains (losses) on securities held for deferred compensation	582	-		582	1,689	-		1,689
Foreign currency gains (losses)	13	-		13	66	-		66
Total revenues and other operating income	249,896	-		249,896	217,808	-		217,808

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	74,588	(8,366	) (a)	66,222	57,307	(87	)(a)	57,220
Allocation of Class B profits interests	-	-		-	33,663	(33,663	)(b)	-
Change in redemption value of Class B profits interests	-	-		-	266,110	(266,110	)(b)	-
Tax receivable agreement	-	-		-	97,909	(97,909	)(c)	-
Total employee compensation and benefits	74,588	(8,366)		66,222	454,989	(397,769)		57,220
Shareholder servicing and marketing	15,177	-		15,177	11,710	-		11,710
General and administrative	31,954	-		31,954	32,806	-		32,806
Total expenses	121,719	(8,366)		113,353	499,505	(397,769)		101,736

Operating income (loss) before income tax expense	128,177	8,366		136,543	(281,697)	397,769		116,072

Non-operating income (loss)	(1,740)	-		(1,740)	(211)	-		(211)
Income (loss) before income tax expense	126,437	8,366		134,803	(281,908)	397,769		115,861

Income taxes	49,376	9,745	(d)	59,121	121,854	(74,835	)(d)	47,019
Net income (loss)	77,061	(1,379)		75,682	(403,762)	472,604		68,842

Net income attributable to non-controlling interests	19,239	(19,239	)(e)	-	261	(261	)(e)	-
Net income (loss) attributable to Artio Global Investors	$57,822	$17,860		$75,682	$(404,023)	$472,865		$68,842

Net income (loss) per diluted share attributable to Artio Global Investors	$1.13			$1.26	$(9.62)			$1.15

Weighted average diluted shares used in net income (loss) per share attributable to Artio Global Investors	51,136,951	9,103,297	(f)	60,240,248	42,017,441	17,982,890	(f)	60,000,331

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 5
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods.  Additional information on the reorganization of the Company's ownership structure and the relating non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the restricted stock units awarded at the time of the IPO, as the granting of the awards was one-time in nature.

(b)
Adjustments to exclude the allocation of Class B profits interests and the change in redemption value of Class B profits interests, from all applicable periods presented, as the Company no longer incurs these expenses following the reorganization of the Company's ownership structure in connection with the IPO.

(c)	Adjustment to exclude the $97.9 million non-cash compensation expense associated with the establishment of a tax receivable agreement with our Principals, as this was a non-recurring charge.

(d)
The adjustments to income taxes for the three months ended Jun. 30, 2010, and the three and nine months ended Sep. 30, 2010, reflect the tax effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals.  In addition, the adjustments reflect the tax effects of excluding the amortization expense associated with the restricted stock units ("RSUs") awarded at the time of the IPO, which include a $1.9 million write-off of a deferred tax asset related to the vesting of the RSUs at a price below their grant date fair value.

The adjustment to income taxes for the three months ended Sep. 30, 2009 primarily reflects the following:

i.
Income tax expense impact of ($110.3) million resulting from excluding the de-recognition of the deferred tax asset as this will not have a continuing impact on our results of operations following the reorganization of the Company's ownership structure in connection with the IPO.

ii.
Income tax expense relating to the impact of excluding the allocation of Class B profits interests of $12.2 million and change in redemption value of Class B profits interests of $14.8 million.  There is no income tax expense effect on the $215.8 million compensation expense for the acceleration and vesting of our Principals' membership interest and the $97.9 million expense for the establishment of a tax receivable agreement with our Principals, both of which were incurred as a result of the reorganization of the Company's ownership structure in connection with the IPO, and therefore no adjustment is necessary.

The adjustment to income taxes for the nine months ended Sep. 30, 2009 primarily reflects the income tax expense impact of excluding the allocation of Class B profits interests and the change in redemption value of Class B profits interests for the six months ended Jun. 30, 2009, plus the adjustment to income taxes for the three months ended Sep. 30, 2009 noted above.

(e)	Adjustment to eliminate the Principals' non-controlling interests which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(f)
Diluted shares outstanding assumes the Company's ownership structure following the IPO was in effect at the beginning of each period presented and the Principals have fully exchanged their Class A Units in the intermediate holding company for Class A common stock in the public company.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 6
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2009

Proprietary Funds
Beginning assets under management	$21,030	$20,153	$24,751	4%	(15)%	$24,482	$19,466	26%
Gross client cash inflows	1,160	1,821	1,657	(36)%	(30)%	4,838	5,644	(14)%
Gross client cash outflows	(2,045)	(1,730)	(2,844)	(18)%	28%	(6,884)	(5,071)	(36)%
Net client cash flows	(885)	91	(1,187)	NM	25%	(2,046)	573	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(885)	91	(1,187)	NM	25%	(2,046)	573	NM
Market appreciation (depreciation)	2,620	3,819	(2,534)	(31)%	NM	329	4,024	(92)%
Ending assets under management	22,765	24,063	21,030	(5)%	8%	22,765	24,063	(5)%

Institutional Commingled Funds
Beginning assets under management	7,842	7,324	9,256	7%	(15)%	9,198	7,056	30%
Gross client cash inflows	199	481	166	(59)%	20%	667	1,192	(44)%
Gross client cash outflows	(302)	(326)	(534)	7%	43%	(1,098)	(890)	(23)%
Net client cash flows	(103)	155	(368)	(166)%	72%	(431)	302	NM
Transfers between investment vehicles	22	(10)	-	NM	NM	22	(9)	NM
Total client cash flows	(81)	145	(368)	(156)%	78%	(409)	293	NM
Market appreciation (depreciation)	1,133	1,447	(1,046)	(22)%	NM	105	1,567	(93)%
Ending assets under management	8,894	8,916	7,842	0%	13%	8,894	8,916	0%

Separate Accounts
Beginning assets under management	16,001	14,778	17,786	8%	(10)%	17,854	14,342	24%
Gross client cash inflows	308	634	685	(51)%	(55)%	1,411	1,797	(21)%
Gross client cash outflows	(688)	(624)	(906)	(10)%	24%	(2,161)	(1,545)	(40)%
Net client cash flows	(380)	10	(221)	NM	(72)%	(750)	252	NM
Transfers between investment vehicles	(22)	10	-	NM	NM	(22)	9	NM
Total client cash flows	(402)	20	(221)	NM	(82)%	(772)	261	NM
Market appreciation (depreciation)	2,012	2,598	(1,564)	(23)%	NM	529	2,793	(81)%
Ending assets under management	17,611	17,396	16,001	1%	10%	17,611	17,396	1%

Sub-advisory Accounts
Beginning assets under management	4,122	4,571	4,624	(10)%	(11)%	4,459	4,336	3%
Gross client cash inflows	184	234	380	(21)%	(52)%	877	660	33%
Gross client cash outflows	(236)	(169)	(419)	(40)%	44%	(790)	(493)	(60)%
Net client cash flows	(52)	65	(39)	(180)%	(33)%	87	167	(48)%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(52)	65	(39)	(180)%	(33)%	87	167	(48)%
Market appreciation (depreciation)	520	787	(463)	(34)%	NM	44	920	(95)%
Ending assets under management	4,590	5,423	4,122	(15)%	11%	4,590	5,423	(15)%

Total Assets under Management (1)
Beginning assets under management	48,995	46,826	56,417	5%	(13)%	55,993	45,200	24%
Gross client cash inflows	1,851	3,170	2,888	(42)%	(36)%	7,793	9,293	(16)%
Gross client cash outflows	(3,271)	(2,849)	(4,703)	(15)%	30%	(10,933)	(7,999)	(37)%
Net client cash flows	(1,420)	321	(1,815)	NM	22%	(3,140)	1,294	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,420)	321	(1,815)	NM	22%	(3,140)	1,294	NM
Market appreciation (depreciation)	6,285	8,651	(5,607)	(27)%	NM	1,007	9,304	(89)%
Ending assets under management	$53,860	$55,798	$48,995	(3)%	10%	$53,860	$55,798	(3)%

1.	Total assets under management excludes legacy activities.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2009

International Equity I
Beginning assets under management	$17,420	$19,124	$20,955	(9)%	(17)%	$21,656	$20,188	7%
Gross client cash inflows	416	317	312	31%	33%	1,068	1,302	(18)%
Gross client cash outflows	(1,204)	(1,167)	(1,371)	(3)%	12%	(3,676)	(3,066)	(20)%
Net client cash flows	(788)	(850)	(1,059)	7%	26%	(2,608)	(1,764)	(48)%
Transfers between investment strategies	-	-	-	NM	NM	-	10	(100)%
Total client cash flows	(788)	(850)	(1,059)	7%	26%	(2,608)	(1,754)	(49)%
Market appreciation (depreciation)	2,562	3,765	(2,476)	(32)%	NM	146	3,605	(96)%
Ending assets under management	19,194	22,039	17,420	(13)%	10%	19,194	22,039	(13)%

International Equity II
Beginning assets under management	20,552	20,371	24,559	1%	(16)%	24,716	18,697	32%
Gross client cash inflows	554	1,748	1,170	(68)%	(53)%	2,708	5,191	(48)%
Gross client cash outflows	(1,101)	(1,224)	(2,297)	10%	52%	(4,577)	(3,222)	(42)%
Net client cash flows	(547)	524	(1,127)	NM	51%	(1,869)	1,969	(195)%
Transfers between investment strategies	-	-	-	NM	NM	50	-	NM
Total client cash flows	(547)	524	(1,127)	NM	51%	(1,819)	1,969	(192)%
Market appreciation (depreciation)	2,994	4,156	(2,880)	(28)%	NM	102	4,385	(98)%
Ending assets under management	22,999	25,051	20,552	(8)%	12%	22,999	25,051	(8)%

High Grade Fixed Income
Beginning assets under management	5,652	4,689	5,251	21%	8%	5,293	4,566	16%
Gross client cash inflows	157	339	431	(54)%	(64)%	779	1,082	(28)%
Gross client cash outflows	(521)	(240)	(167)	(117)%	NM	(1,077)	(1,073)	0%
Net client cash flows	(364)	99	264	NM	NM	(298)	9	NM
Transfers between investment strategies	-	-	-	NM	NM	10	(16)	163%
Total client cash flows	(364)	99	264	NM	NM	(288)	(7)	NM
Market appreciation (depreciation)	178	228	137	(22)%	30%	461	457	1%
Ending assets under management	5,466	5,016	5,652	9%	(3)%	5,466	5,016	9%

High Yield
Beginning assets under management	4,241	2,017	4,523	110%	(6)%	3,516	977	NM
Gross client cash inflows	628	719	777	(13)%	(19)%	2,604	1,650	58%
Gross client cash outflows	(357)	(188)	(818)	(90)%	56%	(1,449)	(429)	NM
Net client cash flows	271	531	(41)	(49)%	NM	1,155	1,221	(5)%
Transfers between investment strategies	-	-	-	NM	NM	(10)	6	NM
Total client cash flows	271	531	(41)	(49)%	NM	1,145	1,227	(7)%
Market appreciation (depreciation)	408	386	(241)	6%	NM	259	730	(65)%
Ending assets under management	4,920	2,934	4,241	68%	16%	4,920	2,934	68%

Global Equity
Beginning assets under management	817	476	892	72%	(8)%	618	591	5%
Gross client cash inflows	76	43	73	77%	4%	454	62	NM
Gross client cash outflows	(17)	(28)	(35)	39%	51%	(64)	(168)	62%
Net client cash flows	59	15	38	NM	55%	390	(106)	NM
Transfers between investment strategies	-	-	-	NM	NM	(50)	-	NM
Total client cash flows	59	15	38	NM	55%	340	(106)	NM
Market appreciation (depreciation)	115	84	(113)	37%	NM	33	90	(63)%
Ending assets under management	991	575	817	72%	21%	991	575	72%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2009	Jun. 30, 2010	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2009

US Equity
Beginning assets under management	222	56	126	NM	76%	81	$49	65%
Gross client cash inflows	20	4	125	NM	(84)%	180	6	NM
Gross client cash outflows	(66)	(1)	(8)	NM	NM	(77)	(7)	NM
Net client cash flows	(46)	3	117	NM	(139)%	103	(1)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(46)	3	117	NM	(139)%	103	(1)	NM
Market appreciation (depreciation)	14	14	(21)	0%	167%	6	25	(76)%
Ending assets under management	190	73	222	160%	(14)%	190	73	160%

Other (1)
Beginning assets under management	91	93	111	(2)%	(18)%	113	$132	(14)%
Gross client cash inflows	-	-	-	NM	NM	-	-	NM
Gross client cash outflows	(5)	(1)	(7)	NM	29%	(13)	(34)	62%
Net client cash flows	(5)	(1)	(7)	NM	29%	(13)	(34)	62%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(5)	(1)	(7)	NM	29%	(13)	(34)	62%
Market appreciation (depreciation)	14	18	(13)	(22)%	NM	-	12	(100)%
Ending assets under management	100	110	91	(9)%	10%	100	110	(9)%

Total Assets under Management (2)
Beginning assets under management	48,995	46,826	56,417	5%	(13)%	55,993	45,200	24%
Gross client cash inflows	1,851	3,170	2,888	(42)%	(36)%	7,793	9,293	(16)%
Gross client cash outflows	(3,271)	(2,849)	(4,703)	(15)%	30%	(10,933)	(7,999)	(37)%
Net client cash flows	(1,420)	321	(1,815)	NM	22%	(3,140)	1,294	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,420)	321	(1,815)	NM	22%	(3,140)	1,294	NM
Market appreciation (depreciation)	6,285	8,651	(5,607)	(27)%	NM	1,007	9,304	(89)%
Ending assets under management	53,860	55,798	48,995	(3)%	10%	53,860	55,798	(3)%

1.	Other includes Other International Equity and Other strategies.
2.	Total assets under management excludes legacy activities.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				YTD		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	4	665	Foreign Large Blend	44	381	51	374	59	304	32	249	7	141	International Large-Cap Core
Artio International Equity Fund, Class I (2)	4	665	Foreign Large Blend	38	381	45	374	56	304	28	249	6	141	International Large-Cap Core

Artio International Equity II Fund, Class A	4	665	Foreign Large Blend	56	381	53	374	29	304	24	249	NA	NA	International Large-Cap Core
Artio International Equity II Fund, Class I	4	665	Foreign Large Blend	52	381	47	374	26	304	18	249	NA	NA	International Large-Cap Core

Artio Global Equity Fund, Class A	3	612	World Stock	40	107	19	107	48	95	56	80	NA	NA	Global Large-Cap Core
Artio Global Equity Fund, Class I	3	612	World Stock	36	107	14	107	43	95	50	80	NA	NA	Global Large-Cap Core

Artio Microcap Fund, Class A	2	676	Small Growth	74	756	97	749	53	655	NA	NA	NA	NA	Small-Cap Core
Artio Microcap Fund, Class I	2	676	Small Growth	72	756	96	749	49	655	NA	NA	NA	NA	Small-Cap Core

Artio Smallcap Fund, Class A	4	676	Small Growth	96	756	98	749	17	655	NA	NA	NA	NA	Small-Cap Core
Artio Smallcap Fund, Class I	4	676	Small Growth	96	756	97	749	15	655	NA	NA	NA	NA	Small-Cap Core

Artio Midcap Fund, Class A	3	690	Mid-Cap Growth	61	417	59	415	49	374	NA	NA	NA	NA	Mid-Cap Growth
Artio Midcap Fund, Class I	3	690	Mid-Cap Growth	58	417	57	415	46	374	NA	NA	NA	NA	Mid-Cap Growth

Artio Multicap Fund, Class A	3	1,518	Large Growth	63	850	50	841	38	731	NA	NA	NA	NA	Multi-Cap Core
Artio Multicap Fund, Class I	3	1,518	Large Growth	59	850	44	841	33	731	NA	NA	NA	NA	Multi-Cap Core

Artio Global High Income Fund, Class A	5	506	High Yield Bond	85	484	82	480	7	415	6	351	NA	NA	High Current Yield
Artio Global High Income Fund, Class I	5	506	High Yield Bond	81	484	78	480	4	415	4	351	NA	NA	High Current Yield

Artio Total Return Bond Fund, Class A	4	1,009	Intermediate Term Bond	56	571	58	557	46	477	31	387	8	250	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	4	1,009	Intermediate Term Bond	47	571	51	557	39	477	23	387	4	250	Intermediate Investment Grade Debt

Note: Data as of September 30, 2010

NA: Not applicable

1.
Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  This investment's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. Data presented reflects past performance, which is no guarantee of future results. © 2010 Morningstar, Inc. All Rights Reserved.  This presentation is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

2.	Closed to new investors.